MERITOR

2015 Jefferies Global Industrials Conference

Kevin Nowlan, Senior Vice President & CFO

August 11, 2015

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military program winds down; reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Third Quarter 2015 Financial Highlights

Continued strong execution in Q3[(1) (2)]

- Adjusted EBITDA margin of 9.6%
- Adjusted Diluted EPS from Continuing Ops. of $0.41
- Free cash flow of $71 million

Capital allocation

- Repurchased $18 million of common shares and convertible notes toward $210 million program
- Repurchased $85 million of 7-7/8% convertible notes due 2026

On track to achieve M2016 objectives

1) See Appendix – "Non-GAAP Financial Information."
2) GAAP net income attributable to Meritor, Inc. was $13 million for Q3 FY 2015 and $234 million for Q3 FY 2014. GAAP income from continuing operations attributable to Meritor, Inc. was $15 million for Q3 FY 2015 and $237 million for Q3 FY 2014. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. was $0.15 for Q3 FY 2015 and $2.34 for Q3 FY 2014.

YTD FY15 Financial Performance

(in millions, except per share amounts)	Nine Months Ended Jun. 30, 2015	Nine Months Ended Jun. 30, 2014[1]
Sales		
Commercial Truck & Industrial	$2,089	$2,251
Aftermarket & Trailer	653	680
Intersegment Sales Eliminations	(90)	(98)
Total Sales	$2,652	$2,833
EBITDA		
Commercial Truck & Industrial	$171	$165
Aftermarket & Trailer	86	73
Segment EBITDA	$257	$238
Unallocated Corporate Expense	(4)	(4)
Adjusted EBITDA[1]	$253	$234
Adjusted EBITDA Margin[2]	9.5%	8.3%
Adj. Diluted Earnings Per Share[2] [3]	$1.17	$0.67
Free Cash Flow[2] [3]	$77	$64



Nine Months YTD Walk
FY15 vs. FY14
Segment EBITDA
Revenue
FY14
$238
$2,833
FX
($22)
($165)
SG&A
$11
$-
Volume, Performance & Other
$30
($16)
FY15
$257
$2,652

Execution of M2016 performance initiatives driving significant margin improvement

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.
2) See Appendix – "Non-GAAP Financial Information."
3) GAAP income from continuing operations attributable to Meritor, Inc. was $86 million for the nine month period ended June 30, 2015 and $250 million for the nine month period ended June 30, 2014. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. was $0.88 for the nine month period ended June 30, 2015 and $2.52 for the nine month period ended June 30, 2014. Cash flow provided by operations was $122 million for the nine month period ended June 30, 2015 and $102 million for the nine month period ended June 30, 2014.

PACCAR New Business

PACCAR



- Steer Axle Standard product positioning
- Growing relationship with opportunities to expand future product plans globally





Income Tax Attributes

- Significant tax attributes in certain jurisdictions has the potential to reduce Meritor's cash tax obligations for an extended period of time

Deferred Tax Assets to be Potentially Utilized[1][2]			
(in millions)	NOLs	Other	Total[3]
U.S.	$298	$392	$690
Certain foreign jurisdictions	72	23	95
Total DTAs to be potentially utilized	$370	$415	$785
Valuation allowances against DTAs	(352)	(407)	(759)

- If the recent positive earnings trends in these jurisdictions continues, it may be necessary to reverse valuation allowances (VAs) in future quarters
- While book tax expense would increase following a VA reversal, cash taxes would continue to remain low for as long as the net operating losses (NOLs) exist
- Estimated 2015 cash taxes to be favorably impacted by ~ $35 million due to the use of NOLs

Will continue to realize significant cash tax benefit from NOLs even if valuation allowances are reversed in the future

1) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2) Includes amounts in the US, UK, Canada, Italy, Mexico, Spain, and Sweden as of September 30, 2014
3) Total deferred tax assets at September 30, 2014 of $1,106 million. Total valuation allowances of $1,030 million at September 30, 2014.

Convertible Notes Refinancing

Issued $225 million 6-1/4% notes due 2024 with proceeds to be used primarily to repurchase a portion of the 7-7/8% convertible notes and to purchase an annuity for the German pension plans

Convertible Note Repurchases

- 7-7/8% convertible note repurchases outlined below:

(in millions)	June 2015	July 2015	Total
Aggregate Principal Amount Repurchased	$85	$25	**$110**
Average Price (% of par)	164%	158%	**162%**
Total Paid	$139	$40	**$179**

Memo:

Dilutive impact eliminated	**34%**	**10%**	**44%**

Dilutive Impact of 7-7/8% Convert. Notes



Dilutive impact eliminated
Potentially dilutive impact remaining
Dilutive Shares (millions)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
3.0
1.3
1.7
5.2
2.3
2.9
6.9
3.0
3.9
8.3
3.7
4.6
$12
$14
$16
$18
$20
Share Price

Debt refinancing reduced dilutive impact of the 7-7/8% convertible notes

Equity Repurchase Program Update



$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
(in millions)
REPURCHASED:
~ $50M
REPURCHASED:
~ $19M
REPURCHASED:
~ 3.8M Common Shares
REPURCHASED:
~ $19M of 4.0% Convert. Notes
Equity
Equity-linked

Cumulative repurchases of ~ $69M as of July 31, 2015
On track to complete $210M program by September 2016

Areas of Focus Beyond M2016

BEYOND M2016

align. achieve. advance.

Margin Improvement — Future Growth



M2016
2019

- Core Growth
- Margin Expansion
- Capital Allocation

MERITOR®

Appendix

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the company has provided information regarding Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Free cash flow and net debt including retirement liabilities which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance as they are commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses these non-GAAP financial measures for planning and forecasting future periods. Management believes that Free cash flow is useful in analyzing our ability to service and repay debt and return value directly to shareholders. Net debt including retirement liabilities is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

(in millions)

	Three Months Ended		
	June 30, 2015	March 31, 2015	June 30, 2014[1]
Adjusted EBITDA	$87	$87	$82
Interest Expense, Net	(38)	(21)	(22)
Provision for Income Taxes	(6)	(6)	(12)
Depreciation and Amortization	(17)	(17)	(17)
Noncontrolling Interests	(1)	-	-
Loss on Sale of Receivables	(1)	(1)	(2)
Restructuring Costs	(9)	(3)	-
Antitrust Settlement with Eaton	-	-	208
Income From Continuing Operations Attributable to Meritor, Inc.	$15	$39	$237
Income (Loss) From Discontinued Operations Attributable to Meritor, Inc.	(2)	4	(3)
Net Income Attributable to Meritor, Inc.	$13	$43	$234
Adjusted EBITDA Margin	9.6%	10.1%	8.4%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

(in millions)

	Nine Months Ended	
	June 30, 2015	June 30, 2014[1]
Adjusted EBITDA	$253	$234
Interest Expense, Net	(78)	(97)
Provision for Income Taxes	(19)	(31)
Depreciation and Amortization	(49)	(50)
Noncontrolling Interests	(2)	(4)
Loss on Sale of Receivables	(4)	(7)
Restructuring Costs	(15)	(3)
Antitrust Settlement with Eaton	-	208
Income From Continuing Operations Attributable to Meritor, Inc.	$86	$250
Loss From Discontinued Operations Attributable to Meritor, Inc.	(1)	(4)
Net Income Attributable to Meritor, Inc.	$85	$246
Adjusted EBITDA Margin	9.5%	8.3%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation
(in millions, except per share amounts)

	Three Months Ended		
	June 30, 2015	March 31, 2015	June 30, 2014[1]
Income From Continuing Operations Attributable to Meritor, Inc.	$15	$39	$237
Adjustments (net of tax)			
Antitrust Settlement with Eaton	-	-	(208)
Restructuring Costs	7	3	-
Loss on Debt Extinguishment	19	-	-
Adjusted Income From Continuing Operations	$41	$42	$29
Adjusted Diluted Earnings Per Share From Continuing Operations	$0.41	$0.41	$0.29
Diluted Shares Outstanding	100.3	102.9	101.1

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation

(in millions, except per share amounts)

	Nine Months Ended	
	June 30, 2015	June 30, 2014[1]
Income From Continuing Operations Attributable to Meritor, Inc.	$86	$250
Adjustments (net of tax)		
Antitrust Settlement with Eaton	-	(208)
Restructuring Costs	13	3
Loss on Debt Extinguishment	19	21
Adjusted Income From Continuing Operations	$118	$66
Adjusted Diluted Earnings Per Share From Continuing Operations	$1.17	$0.67
Diluted Shares Outstanding	101.0	99.1

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Three Months Ended		
	June 30, 2015	March 31, 2015	June 30, 2014[1]
Cash provided by operating activities	$93	$38	$85
Capital expenditures	(22)	(11)	(14)
Free cash flow	$71	$27	$71

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Nine Months Ended	
	June 30, 2015	June 30, 2014(1)
Cash provided by operating activities	$122	$103
Capital expenditures	(45)	(39)
Free cash flow	$77	$64

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

MERITOR®